                                                                  EXHIBIT 10.48


             THIRD AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT


     This THIRD AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of December 23, 1998, by and among the investors listed as Series A Investors on Schedule A hereto (the "Series A Preferred Investors"), the investors listed as Series B Investors on Schedule B hereto (the "Series B Preferred Investors"), Radio One, Inc., a Delaware corporation (the "Company"), Radio One Licenses, Inc., a Delaware corporation ("ROL"), and Alfred C. Liggins ("Liggins"), Catherine L. Hughes ("Hughes") and Jerry A. Moore III ("Moore") (Liggins, Hughes and Moore are hereinafter collectively referred to as the "Management Stockholders," and together with the Company and ROL as the "Interested Parties," and each an "Interested Party").

     WHEREAS, the Series A Preferred Investors, the Series B Preferred Investors, the Company, ROL and the Management Stockholders entered into a Preferred Stockholders' Agreement (the "Amended Original Agreement") dated as of May 14, 1997, as amended by that certain First Amendment, dated as of June 30, 1998, and that certain Second Amendment, dated as of November 23, 1998; and

     WHEREAS, in connection with the closing of the transactions contemplated by that certain Stock Purchase Agreement dated as of October 26, 1998, by and among the Company and Syndicated Communications Venture Partners II, L.P., a Delaware limited partnership (the "Detroit Allur Acquisition"), as to which the Investors have previously given their consent by letter agreement dated October 2, 1998, the Company desires to enter into a First Amendment (the "First Amendment") to that certain Credit Agreement, dated as of June 30, 1998, by and among the Company, Several Lenders from time to time thereto, NationsBank, N.A., and Credit Suisse First Boston (the "CSFB Agreement"); and

     WHEREAS, certain approvals, consents and amendments to the Amended Original Agreement are required in order for the Company to enter into the First Amendment and to take certain actions in connection therewith and in connection with the Detroit Allur Acquisition.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Formation of Allur Licenses, Inc. The parties hereto hereby consent pursuant to Section 6.4 of the Amended Original Agreement to the formation of Allur Licenses, Inc., a Delaware corporation, for the purpose of acting as a License Subsidiary (as such term is defined in the Amended Original Agreement) holding the licenses, permits and authorizations required for and/or used in the ownership and operation of the radio stations to be acquired in the Detroit Allur Acquisition. It is understood and agreed that, after the consummation of the Detroit Allur Acquisition, Allur Licenses, Inc. will be wholly owned by the Company's then direct subsidiary, Allur-Detroit, Inc.

2.   CSFB Agreement.

     (a) The parties hereto hereby consent to the First Amendment to the CSFB Agreement and to the incurrence of indebtedness in the maximum principal amount of $57,500,000 on the terms and conditions contemplated by the CSFB Agreement, together with any and all interests, fees and other charges as contemplated thereby and documents executed in connection with such First Amendment.

     (b) The Amended Original Agreement is hereby amended to delete Section 6.1(b) thereof in its entirety and replace it with the following:

     "(b) Indebtedness in a principal amount not in excess of $57,500,000 outstanding under the Credit Agreement dated as of June 30, 1998 by and among the Company, Credit Suisse First Boston, as Agent, and the several lenders from time to time party thereto, as such agreement may be amended, modified, replaced, renewed or otherwise changed except as respect to the maximum principal amount of such Indebtedness or its rate of amortization (the "CSFB Loan Agreement") and any refinancing of the Indebtedness under the CSFB Loan Agreement on terms substantially similar or more favorable to the Company than the terms of the CSFB Loan Agreement, provided that such refinancing shall not (i) increase the interest rates to a rate greater than the rate provided for under the terms of the CSFB Loan Agreement, (ii) materially change the rate of amortization of the CSFB Loan Agreement,
     (iii) extend the maturity of the CSFB Debt beyond its current maturity or
     (iv) increase the principal amount of the CSFB Debt in an amount in excess of $57,500,000; provided, that the Borrower is not otherwise in violation of this clause (b)."

3.   Miscellaneous.

     (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INVESTORS AND THE INTERESTED PARTIES HEREBY REPRESENTS, WARRANTS AND AGREES THAT THE NEGOTIATION OF THIS AGREEMENT HAS TAKEN PLACE IN THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INTERESTED PARTIES HEREBY ACKNOWLEDGES THAT IT HAS CAREFULLY REVIEWED AND UNDERSTANDS THE TERMS OF THIS AGREEMENT, HAS OBTAINED AND CONSIDERED THE ADVICE OF COUNSEL WITH RESPECT TO SUCH TERMS AND HAS HAD AN OPPORTUNITY TO FULLY NEGOTIATE SUCH TERMS.

     (b) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Amendment, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

     (c) This Amendment amends the Amended Original Agreement and wherever reference is made in the Amended Original Agreement to "the Agreement" or "this Agreement," such reference shall refer to the Amended Original Agreement as amended hereby. The terms of this Amendment shall control any conflict between the Amended Original Agreement and this Amendment. Otherwise, all other terms and conditions of the Amended Original Agreement shall remain in full force and effect.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                   SCHEDULE A


Syncom Capital Corporation

Alliance Enterprise Corporation

Opportunity Capital Corporation

Medallion Capital, Inc.

TSG Ventures, L.P.

Fulcrum Venture Capital Corporation

Alfred C. Liggins, III
(successor-in-interest to Greater Philadelphia Venture Capital Corporation,
Inc.)

                                   SCHEDULE B


Alta Subordinated Debt Partners III, L.P.

BancBoston Investments Inc.

Grant M. Wilson

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Preferred Stockholders' Agreement as a sealed instrument as of the day and year first above written.

                              COMPANY:
                              -------

                              RADIO ONE, INC.

                              By: /s/ Alfred C. Liggins, III
                                 ----------------------------------
                                  Name:  Alfred C. Liggins, III
                                  Title: President

                              SUBSIDIARY:
                              ----------

                              RADIO ONE LICENSES, INC.

                              By: Alfred C. Liggins, III
                                 ----------------------------------
                                  Name:  Alfred C. Liggins, III
                                  Title: President


   [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                              SERIES B PREFERRED INVESTORS:
                              ----------------------------

                              ALTA SUBORDINATED DEBT
                                PARTNERS III, L.P.

                              By: Alta Subordinated Debt
                                  Management III, L.P., its
                                  General Partner

                              By: /s/ Brian W. McNeill
                                 ----------------------------------
                                  Name:  Brian W. McNeill
                                  Title: General Partner

                              BANCBOSTON INVESTMENTS INC.


                              By: /s/ Lars A. Swanson
                                 ----------------------------------
                                  Name:  Lars A. Swanson
                                  Title: Assistant Vice President


                                 /s/ Grant M. Wilson
                                 ----------------------------------
                                  Grant M. Wilson, individually


   [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                              SERIES A PREFERRED INVESTORS:
                              ----------------------------

                              SYNCOM CAPITAL CORPORATION


                              By:  /s/ Terry L. Jones
                                 ----------------------------------
                                  Name:  Terry L. Jones
                                  Title:


                              ALLIANCE ENTERPRISE CORPORATION


                              By:  /s/ Divakar Kamath
                                 ----------------------------------
                                  Name:  Divakar Kamath
                                  Title: Executive Vice President


                              OPPORTUNITY CAPITAL CORPORATION


                              By: /s/ J. Peter Thompson
                                 ----------------------------------
                                  Name:  J. Peter Thompson
                                  Title: President


                              MEDALLION CAPITAL, INC.


                              By:  /s/ Dean Pickerell
                                 ----------------------------------
                                  Name:  Dean Pickerell
                                  Title: President






                              TSG VENTURES L.P.
                              as successor-in-interest to TSG Ventures Inc.

   [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                                  BY:   TSGVI Associates, Inc., its General
                                        Partner


                              By:  /s/ Duane Hill
                                 ----------------------------------
                                  Name:  Duane Hill
                                  Title: President


                              FULCRUM VENTURE CAPITAL CORPORATION


                              By:  /s/ Brian Argrett
                                 ----------------------------------
                                  Name:  Brian Argrett
                                  Title: President

                                 /s/ Alfred C. Liggins, III
                                 ----------------------------------
                                 Alfred C. Liggins, III, as successor-in-
                                 interest to Greater Philadelphia Venture
                                 Capital Corporation, Inc.


                                 MANAGEMENT STOCKHOLDERS:
                                 -----------------------



                                  /s/ Alfred C. Liggins, III
                                 ----------------------------------
                                 Alfred C. Liggins, III, individually



                                  /s/ Catherine L. Hughes
                                 ----------------------------------
                                 Catherine L. Hughes, individually



                                  /s/ Jerry A. Moore III
                                 ----------------------------------
                                 Jerry A. Moore III, individually


   [Signature Page to First Amendment to Preferred Stockholders' Agreement]